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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): November 4, 2002




                       GREENWICH CAPITAL ACCEPTANCE, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



             elaware                 333-60904               06-1199884
-------------------------------   ----------------      ----------------------
(State or Other Jurisdiction of     (Commission            (I.R.S. Employer
         Incorporation)             File Number)          Identification No.)


    600 Steamboat Road
   Greenwich, Connecticut                                       06830
----------------------------------                           ------------
    (Address of Principal                                     (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code (203) 622-2700
                                                   ----- --------

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Item 5.  Other Events.
         ------------

Filing of Computational Materials
---------------------------------

     In connection with the proposed offering of the Mortgage Loan Pass-Through Certificates, Series 2002-FRB2, Greenwich Capital Markets, Inc. (the "Underwriter") has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although Greenwich Capital Acceptance, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     The Computational Materials listed as Exhibit 99.1 are filed on Form SE dated November 4, 2002. These Computational Materials supersede any prior materials which may have been previously filed with the Securities and Exchange Commission.




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Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------

Information and Exhibits.
------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

         99.1 Computational Materials filed on Form SE dated November 4, 2002.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREENWICH CAPITAL ACCEPTANCE, INC.



                                        By:  /s/ Vinu Phillips
                                            --------------------------------
                                            Name:  Vinu Phillips
                                            Title:  Vice President



Dated:  November 4, 2002









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Exhibit Index

Exhibit                                                                    Page

99.1     Computation Materials filed on Form SE dated November 4, 2002.








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